                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12


                              DELAWARE POOLED TRUST
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       _______________________________________________________________________

    2) Form, Schedule or Registration Statement No.:

       _______________________________________________________________________

    3) Filing Party:

      ________________________________________________________________________

    4) Date Filed:

       _______________________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to Sec. 240.14a-12

                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.   Title of each class of securities to which transaction applies:

         2.   Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.   Proposed maximum aggregate value of transaction:

         5.   Total fee paid:

[_]      Fee paid previously with preliminary proxy materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  ____________________________________________________________

         2)       Form, Schedule or Registration Statement No.:

                  ____________________________________________________________

         3)       Filing Party:

                  ____________________________________________________________

         4)       Date Filed:

                  ____________________________________________________________

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                  July 6, 2004

                         THE EMERGING MARKETS PORTFOLIO
                       THE GLOBAL FIXED INCOME PORTFOLIO
                       THE INTERNATIONAL EQUITY PORTFOLIO
                    THE INTERNATIONAL FIXED INCOME PORTFOLIO
                 THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
                (five separate series of Delaware Pooled Trust)

                         DELAWARE EMERGING MARKETS FUND
                  DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
                    DELAWARE INTERNATIONAL VALUE EQUITY FUND
     (three separate series of Delaware Group Global & International Funds)

Dear Shareholder:

   Enclosed is a Notice of Meeting for a Joint Special Meeting of Shareholders of The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio and The Labor Select International Equity Portfolio, five separate series of Delaware Pooled Trust, and of Delaware Emerging Markets Fund, Delaware International Small Cap Value Fund and Delaware International Value Equity Fund, three separate series of Delaware Group Global & International Funds (collectively, the "Funds"). The Joint Special Meeting has been called for August 31, 2004 at 3:00 p.m., Eastern time, at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103. The accompanying Proxy Statement describes certain proposals (the "Proposals") being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD!

   The enclosed Proxy Statement describes two separate Proposals. In Proposal 1, you are being asked to consider and approve a new investment management agreement for each of the Funds in which you own shares. In Proposal 2, you are being asked to consider and approve a new sub-advisory agreement for each of the Funds in which you own shares. As more fully described in the Proxy Statement, new investment management and sub-advisory agreements are needed as a result of the pending sale by Delaware Investments of its London-based international investment management business, specifically Delaware International Advisers Ltd. ("DIAL"). If the shareholders of a Fund approve the Proposals, Delaware Management Company ("DMC") will become the investment manager for that Fund and DIAL (which is currently the manager of each of the Funds) will become the sub-adviser for that Fund.

   Each of these Proposals is being presented to shareholders in connection with Delaware Investments' pending sale of DIAL. The sale of DIAL will result in the automatic termination of DIAL's investment management agreements with Delaware Pooled Trust and Delaware Group Global & International Funds on behalf of the Funds. None of these Proposals will result in a change in the investment objective or investment policies of any of the Funds, nor will the investment management fees, or any other expenses paid by the Funds, change.

   Please take the time to review this entire document and vote now! Whether or not you plan to attend the Joint Special Meeting, please vote your shares by completing, dating and signing the enclosed proxy card. If you determine at a later date that you wish to attend the Joint Special Meeting, you may revoke your proxy and vote in person. Proxy cards must be received prior to the Joint Special Meeting in order to be counted.

   Thank you for your prompt attention and participation.

                                        Sincerely,

                                        /s/ Jude T.  Driscoll
                                        -------------------------------------
                                        Jude T.  Driscoll
                                        President and Chief Executive Officer

                       This page intentionally left blank

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                         THE EMERGING MARKETS PORTFOLIO
                       THE GLOBAL FIXED INCOME PORTFOLIO
                       THE INTERNATIONAL EQUITY PORTFOLIO
                    THE INTERNATIONAL FIXED INCOME PORTFOLIO
                THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
                (five separate series of Delaware Pooled Trust)

                               2005 Market Street
                             Philadelphia, PA 19103
                                 (800) 231-8002

                         DELAWARE EMERGING MARKETS FUND
                  DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
                    DELAWARE INTERNATIONAL VALUE EQUITY FUND
     (three separate series of Delaware Group Global & International Funds)

                               2005 Market Street
                             Philadelphia, PA 19103
                                 (800) 523-1918

         NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 31, 2004

   To the Shareholders of The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio, The Labor Select International Equity Portfolio, five separate series of Delaware Pooled Trust, and to the shareholders of Delaware Emerging Markets Fund, Delaware International Small Cap Value Fund and Delaware International Value Equity Fund, three separate series of Delaware Group Global & International Funds:

   This is your official notice that a Joint Special Meeting of Shareholders (the "Meeting") of The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio, The Labor Select International Equity Portfolio, five separate series of Delaware Pooled Trust, a Delaware statutory trust ("DPT"), and of Delaware Emerging Markets Fund, Delaware International Small Cap Value Fund and Delaware International Value Equity Fund, three separate series of Delaware Group Global & International Funds, a Delaware statutory trust ("DGGIF" and, together with DPT, the "Trust," and all such series of the Trust are collectively, the "Funds"), has been called by the Boards of Trustees of the Trust and will be held on August 31, 2004 at 3:00 p.m., Eastern time, at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103. The Meeting is being called for the following reasons:

   1. For shareholders of each Fund, voting separately, to approve an Investment Management Agreement between the Trust, on behalf of such Fund, and Delaware Management Company (Proposal 1).

   2. For shareholders of each Fund, voting separately, to approve a Sub-Advisory Agreement between Delaware Management Company and Delaware International Advisers Ltd. (Proposal 2).

   Proposal 1 and Proposal 2 set forth above are more fully described in the attached Proxy Statement. Copies of the form of proposed Investment Management Agreement between DPT and Delaware Management Company, the form of proposed Investment Management Agreement between DGGIF and Delaware Management Company, and the form of proposed Sub-Advisory Agreement are attached as Schedules A, B and C to the Proxy Statement, respectively.

   The Boards of Trustees of the Trust are soliciting your votes. If you are a shareholder of record of one or more of the Funds as of the close of business on June 22, 2004, you have the right to direct the persons listed on the enclosed proxy card as to how your shares in such Funds should be voted. A Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. YOUR VOTE IS IMPORTANT.

                                         By Order of the Boards of Trustees,

                                         /s/ Richelle S. Maestro
                                         ---------------------------
                                         Richelle S. Maestro
                                         Secretary
July 6, 2004


--------------------------------------------------------------------------------
TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER
 MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BEFORE THE MEETING IN ORDER TO BE COUNTED. YOU MAY REVOKE YOUR
 PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE
                                    MEETING.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                               TABLE OF CONTENTS



                                                                                       PAGE
                                                                                       ----
Meeting Information ................................................................     1

Purposes of the Meeting ............................................................     1

MORE INFORMATION REGARDING THE FUNDS ...............................................     1

OVERVIEW OF THE PROPOSALS ..........................................................     2

   Why am I getting this proxy? ....................................................     2

   What is an "Interim Agreement?" .................................................     2

   What is the Board of Trustees Recommending? .....................................     2

PROPOSALS 1 AND 2: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH DMC AND
   A NEW SUBADVISORY AGREEMENT WITH DIAL ...........................................     3

   Introduction ....................................................................     3

   Approval of New Agreements ......................................................     3

   Comparison of the Current Agreement and the New Agreements ......................     4

   Advisory Services ...............................................................     4

   Sub-Advisers ....................................................................     4

   Fees ............................................................................     4

   Payment of Expenses .............................................................     6

   Brokerage .......................................................................     6

   Limitation of Liability .........................................................     7

   Continuance .....................................................................     7

   Termination .....................................................................     7

   Board Considerations and Determinations .........................................     7

   Interim Agreement ...............................................................     9

ADDITIONAL INFORMATION ABOUT DMC, DIAL AND OTHER SERVICE PROVIDERS .................    10

VOTING INFORMATION .................................................................    13

   How many votes are necessary to approve the Proposals? ..........................    13

   How do I ensure my vote is accurately recorded? .................................    13

   May I revoke my proxy? ..........................................................    13

   What other matters will be voted upon at the Meeting? ...........................    13

   Who is entitled to vote? ........................................................    13

   What other solicitations will be made? ..........................................    14

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----
PRINCIPAL SHAREHOLDERS .............................................................    14

SHAREHOLDER PROPOSALS ..............................................................    21

SCHEDULE A-- INVESTMENT MANAGEMENT AGREEMENT BETWEEN DELAWARE POOLED TRUST AND
   DELAWARE MANAGEMENT COMPANY .....................................................   A-1

SCHEDULE B -- FORM OF INVESTMENT MANAGEMENT AGREEMENT BETWEEN DELAWARE GROUP GLOBAL
   & INTERNATIONAL FUNDS AND DELAWARE MANAGEMENT COMPANY ...........................   B-1

SCHEDULE C-- FORM OF SUB-ADVISORY AGREEMENT BETWEEN DELAWARE MANAGEMENT COMPANY AND
   DELAWARE INTERNATIONAL ADVISERS LIMITED .........................................   C-1


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                PROXY STATEMENT

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                       THE EMERGING MARKETS PORTFOLIO
                       THE GLOBAL FIXED INCOME PORTFOLIO
                       THE INTERNATIONAL EQUITY PORTFOLIO
                    THE INTERNATIONAL FIXED INCOME PORTFOLIO
                THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
                 FIVE SEPARATE SERIES OF DELAWARE POOLED TRUST
                                      AND
                         DELAWARE EMERGING MARKETS FUND
                  DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
                    DELAWARE INTERNATIONAL VALUE EQUITY FUND
      THREE SEPARATE SERIES OF DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

                         TO BE HELD ON AUGUST 31, 2004

MEETING INFORMATION

   This Proxy Statement solicits proxies to be voted at a Joint Special Meeting of Shareholders (the "Meeting") of The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio and The Labor Select International Equity Portfolio (collectively, the "DPT Funds"), which are five separate series of Delaware Pooled Trust ("DPT"), and of Delaware Emerging Markets Fund, Delaware International Small Cap Value Fund and Delaware International Value Equity Fund (collectively, the "DGGIF Funds"), which are three separate series of Delaware Group Global & International Funds ("DGGIF" and, together with DPT, the "Trust"). The Meeting will be held at the offices of Delaware Investments, which are located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on August 31, 2004 at 3:00 p.m., Eastern time. The Boards of Trustees of the Trust, on behalf of the DPT Funds and the DGGIF Funds (collectively, the "Funds"), are soliciting these proxies.

   This Proxy Statement and forms of Proxy Card will first be sent to shareholders on or about July 9, 2004.

PURPOSES OF THE MEETING

   The purpose of the Meeting is to consider the Proposals that are listed in the accompanying Notice and any other business that may properly come before the Meeting.

   The Boards of Trustees of the Trust urge you to complete, sign and return the Proxy Card(s) included with this Proxy Statement whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card(s) promptly to help assure a quorum for the Meeting.

                      MORE INFORMATION REGARDING THE FUNDS

   Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown on the top of the Notice of Joint Special Meeting of Shareholders.

                            OVERVIEW OF THE PROPOSALS

WHY AM I GETTING THIS PROXY?

   Delaware International Advisers Ltd. ("DIAL") is currently the investment manager to each of the Funds. If the Proposals described in this Proxy Statement are approved by shareholders, DIAL will continue to provide day-to-day investment management to the Funds. However, DMH Corp., of which DIAL is an indirect, wholly owned subsidiary, has entered into an agreement that, if consummated, will result in a company owned by DIAL's current management and others, including various private investment funds affiliated with Hellman & Friedman LLC, a private equity firm (the "Purchasers"), purchasing DIAL from Delaware Investments (the "DIAL Acquisition"). The Purchasers are paying Delaware Investments $172 million in cash and will provide relief of certain liabilities of approximately $27 million as of April 30, 2004. Under applicable law, the DIAL Acquisition will automatically result in a termination of DIAL's investment management agreements with the Trust, which provide for the provision of investment management services to each of the Funds (the "Current Agreement").

   In order for Delaware Investments to continue to provide overall management of the daily business affairs of each Fund, it is being proposed that, after the DIAL Acquisition, Delaware Management Company ("DMC") serve as the investment manager of each Fund pursuant to an Investment Management Agreement with the applicable Trust (the "New Investment Management Agreement") and DIAL continue to provide investment management services to the Funds as subadviser to DMC pursuant to a new subadvisory agreement (the "New Subadvisory Agreement").

   The purpose of the Meeting is to have shareholders of the Funds vote upon the New Investment Management Agreement and New Subadvisory Agreement that will be needed for the Funds' continuity of operations upon the anticipated completion of the DIAL Acquisition. The DIAL Acquisition is expected to close later this year.

WHAT IS AN "INTERIM AGREEMENT?"

   As discussed above, the laws that govern the operation of the Funds provide that the Current Agreement will automatically terminate as a result of the DIAL Acquisition. If the DIAL Acquisition is completed before the Meeting where shareholders of a Fund approve a new investment management agreement for that Fund, the Trust (on behalf of its respective Funds) and DIAL will need an interim agreement (the "Interim Agreement") to ensure that uninterrupted advisory services are provided for those Funds.

   The Interim Agreement, if actually entered into, will permit DIAL to continue managing the Funds until a new investment management agreement is approved by the Funds' shareholders. However, applicable law requires that the Interim Agreement terminate no later than 150 days after it becomes effective.

   The Interim Agreement is generally identical in form and terms to the Current Agreement, except for certain additional provisions that are permitted or required by applicable law. The term and effective date of the Interim Agreement differ from the Current Agreement. As mentioned, the Interim Agreement can only remain in effect for 150 days. In addition, the Interim Agreement will have an "escrow" provision so that any compensation earned by DIAL under the Interim Agreement would be held in an interest-bearing escrow account.

   In order for such compensation to be released from the escrow account to DIAL for services to a Fund, the law requires that shareholders of that Fund approve an agreement with DIAL before the end of the 150-day period. In this case, shareholder approval of the New Sub-Advisory Agreement (Proposal 2) will cause any fees in the escrow account on behalf of such Fund to be released to DIAL.

   If the Interim Agreement is entered into (i.e., because the DIAL Acquisition closes before shareholders of a Fund approve a new investment management agreement) and shareholders of that Fund approve the New Subadvisory Agreement, then DIAL is entitled to receive the compensation held in the escrow account plus any interest earned thereon. If the Interim Agreement is entered into and shareholders of that Fund do not approve the New Subadvisory Agreement, then DIAL is entitled to receive the lesser of the compensation held in the escrow account or its actual costs of providing investment management services during the period that such fees are being escrowed.

WHAT IS THE BOARD OF TRUSTEES RECOMMENDING?

   At the Meeting, the Board of Trustees of DPT and the Board of Trustees of DGGIF (collectively referred to as the "Board" or "Board of Trustees") are recommending that shareholders of the Funds approve (a) the New Investment Management Agreement, whereby Delaware Investments, through DMC, can continue to provide overall management of the daily business affairs of the Funds and (b) the New Subadvisory Agreement whereby DIAL will be able to continue to provide the day-to-day management of these Funds' portfolio investments and any compensation held in escrow pursuant to the Interim Agreement will be released to DIAL.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NEW
       INVESTMENT MANAGEMENT AGREEMENT AND THE NEW SUBADVISORY AGREEMENT.

PROPOSALS 1 AND 2: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH DMC AND
                     A NEW SUBADVISORY AGREEMENT WITH DIAL

INTRODUCTION

   In order to maintain the existing services and management for the Funds following the closing of the DIAL Acquisition, management of the Funds recommended to the Board of Trustees at its May 20 and 21, 2004 Board meeting that: (i) DIAL be retained to continue to provide the day-to-day investment management of the Funds' portfolio securities as sub-adviser; and (ii) DMC be retained as the Funds' investment manager to continue to provide the overall management and coordination of the Funds' general operations and administration that has always been provided by Delaware Investments.

   On May 20 and 21, 2004, the Board of Trustees met to review and consider the DIAL Acquisition, its impact upon the Trust and each of the Funds, and Fund management's recommendation. As more fully described below, the Board of Trustees reviewed information provided by DIAL, DMC and the Purchasers. Based upon such information and the recommendations of Fund management, the Board of Trustees, at its May 20 and 21, 2004 meeting, approved the New Investment Management Agreement1 and the New Subadvisory Agreement (together, the "New Agreements"), subject to shareholder approval, and the Interim Agreement. The terms and conditions of the New Agreements are substantially the same as the terms and conditions of the Current Agreement, except as described below under "COMPARISON OF THE CURRENT AGREEMENT AND THE NEW AGREEMENTS."

   The Current Agreement was originally approved by the initial shareholder of
(i) each DPT Fund and became effective with respect to the DPT Funds on December 15, 1999, and (ii) each DGGIF Fund and became effective with respect to the DGGIF Funds on November 23, 1999, and has not since been submitted for shareholder approval. Such initial shareholder approval was obtained in connection with the reorganization of the Trust into a Delaware statutory trust. The Current Agreement's continuance was most recently approved by the Boards of Trustees, including a majority of the trustees who are not "interested persons" ("Independent Trustees"), as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), at the May 20-21, 2004 meeting of the Board.

   At such May 20-21, 2004 meeting, the Board of Trustees, as part of its regularly scheduled annual review, also reviewed the contracts for each Delaware Investments service provider to the Funds (in addition to DMC and DIAL), including the principal underwriter, Delaware Distributors L.P., and the transfer agent/shareholder servicing agent/fund accountant, Delaware Service Company, Inc. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Funds and both the costs to the Funds and the profit to Delaware Investments. Throughout the prior year, the Board also received reports detailing Fund performance, the investment philosophy for each Fund and its expenses. In addition, the Board separately received and reviewed independent third-party reports analyzing each Fund's performance over a five- or ten-year period, as well as actual and contractual management and total expenses. The third-party reports also provided comparative information against the Funds' peer mutual funds (collectively, the "Management Contract Reports"). The Trustees also met separately and with the independent third party without Fund management present.

   Set out in this Proxy Statement is important information regarding DIAL, DMC, the DIAL Acquisition, the New Agreements, including a comparison of the New Agreements to the Current Agreement, fees and expenses and certain other information that was presented to the Board of Trustees and that is important for you to consider in deciding how to vote. Following this information, beginning on page 9 is a description of the information that the Board particularly focused on in considering to approve and recommend that shareholders approve the Proposals and the Board's determinations with respect thereto.

   As noted above and in accordance with the applicable rules under the 1940 Act, shareholder approval of the New Subadvisory Agreement is necessary in order for DIAL to receive all of the investment advisory fees escrowed pursuant to the Interim Agreement and for DIAL to continue to provide investment management services to the Funds.

APPROVAL OF NEW AGREEMENTS

   Each New Agreement will become effective as to a Fund on the later of the date the Fund's shareholders approve the New Agreement or the closing of the DIAL Acquisition. If shareholders of a Fund approve the New Investment Management Agreement with DMC with respect to that Fund (Proposal 1) but do not approve the New Subadvisory Agreement with DIAL

--------------------------
(1) For DPT, the New Investment Management Agreement is an amendment to Exhibit A to the current Investment Management Agreement between DMC and DPT relating to the other series of DPT.

with respect to that Fund (Proposal 2), DMC will render the investment advisory and other services with respect to that Fund, including directly managing the Fund's assets on a day-to-day basis, or may hire another sub-adviser, subject to any necessary Board and shareholder approvals, to manage the Fund's assets on a day-to-day basis while DMC provides overall management and supervision of the Fund's affairs. If shareholders of a Fund do not approve the New Investment Management Agreement with respect to that Fund, the New Subadvisory Agreement will also not go into effect even if it is approved by shareholders, and the Board of Trustees of the Trust will consider what appropriate action to take with respect to investment management arrangements for that Fund.

COMPARISON OF THE CURRENT AGREEMENT AND THE NEW AGREEMENTS

ADVISORY SERVICES

   The combined services to be provided to the Funds by DMC and DIAL, as manager and sub-adviser, respectively, under the New Agreements will be identical to those currently provided under the Current Agreement. Under the New Investment Management Agreement, DMC will provide the overall management and coordination of the Fund's general operations and administration. Under the proposed New Subadvisory Agreement, DMC, as manager, will retain DIAL as sub-adviser and DIAL will continue to manage each Fund's assets on a day-to-day basis, subject to the supervision of DMC.

   Under the Current Agreement applicable to the Funds, DIAL is responsible for the day-to-day portfolio management of the Funds and determines from time to time the securities and other investments that are purchased, retained, or sold with respect to each Fund. In addition, DIAL implements such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as selected by DIAL. DIAL provides the services under the Current Agreement in accordance with each Fund's investment objectives, policies and restrictions, as stated in each Fund's current prospectus. DIAL will have the same contractual obligations and duties under the New Agreements.

   Both the Current Agreement and the New Agreements require the manager and sub-adviser to maintain all books and records with respect to the securities transactions of each Fund and to furnish the Board such periodic and special reports as the Board may request. Also, the Current Agreement and the New Investment Management Agreement allow the manager to provide persons satisfactory to the Board to act as officers and employees of the Trust.

SUB-ADVISERS

   The Current Agreement and the New Investment Management Agreement each provide that the manager may from time to time employ or associate itself with such person or persons as the manager believes necessary to the performance of its obligations under the applicable Agreement; provided, however, that the compensation of such person or persons shall be paid by the manager. The manager may terminate the services of any such person and may assume the responsibilities of such person at any time under both the Current Agreement and the New Investment Management Agreement.

FEES

   The rate of investment management fees payable under the New Investment Management Agreement by the Funds would be the same as that paid under the Current Agreement. The annual rate of investment management fees payable to the manager, based on the average daily net assets of such Fund, under both the New Investment Management Agreement and Current Agreement, and the fees earned, fees paid and fees waived during the last fiscal year ended November 30, 2003 for the DGGIF Funds and October 31, 2003 for the DPT Funds are as follows:


                                    DELAWARE EMERGING MARKETS FUND

  RATE OF INVESTMENT                                       FEES EARNED        FEES        FEES WAIVED
   MANAGEMENT FEES                                           BY DIAL      PAID TO DIAL      BY DIAL
---------------------                                     ------------    ------------    -----------
1.25% on first $500 million
1.20% on the next $500 million
1.15% on the next $1,500 million
1.10% on assets in excess of
$2,500 million                                               $330,017       $157,708        $172,309

                              DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

1.25% on the first $500 million

1.20% on the next $500 million
1.15% on the next $1,500 million
1.10% on assets in excess of
$2,500 million                                               $183,121       $102,064         $81,057

                               DELAWARE INTERNATIONAL VALUE EQUITY FUND

0.85% on the first $500 million

0.80% on the next $500 million
0.75% on the next $1,500 million
0.70% on assets in excess of
$2,500 million                                             $2,156,457     $2,156,457              $0

                                    THE EMERGING MARKETS PORTFOLIO

1.00%                                                      $1,626,446     $1,626,446              $0

                                   THE GLOBAL FIXED INCOME PORTFOLIO

0.50%                                                      $1,256,931     $1,138,330        $118,601

                                  THE INTERNATIONAL EQUITY PORTFOLIO

0.75%                                                      $3,650,612     $3,650,612              $0

                               THE INTERNATIONAL FIXED INCOME PORTFOLIO

0.50%                                                        $203,900       $171,120         $32,780

                            THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO

0.75%                                                      $1,012,644     $1,012,148            $496



   Had DMC been the manager for the Funds during their prior fiscal year, it would have earned the same fees as DIAL.

   DIAL had contractually or voluntarily agreed to waive its fee and pay the expenses of certain Funds to the extent necessary to ensure that the Funds' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and certain insurance costs, do not exceed the amount of average daily net assets of the Funds as noted in the following chart.

FUND                                                          EXPENSE CAP WAIVER

Delaware Emerging Markets Fund                                Contractual expense cap at 1.70%
                                                                 through January 31, 2005

Delaware International Small Cap Value Fund                   Contractual expense cap at 1.25%
                                                                 through January 31, 2005

Delaware International Value Equity Fund                      None

The Emerging Markets Portfolio                                Voluntary Expense Cap at 1.55%
                                                                 through October 31, 2004

The Global Fixed Income Portfolio                             Voluntary Expense Cap at 0.50%
                                                                 through October 31, 2004

The International Equity Portfolio                            None

The International Fixed Income Portfolio                      Voluntary Expense Cap at 0.60%
                                                                 through October 31, 2004

The Labor Select International Equity Portfolio               Voluntary Expense Cap at 0.96%
                                                                 through October 31, 2004



   DMC has agreed to assume and continue those waivers that are contractual through their remaining term, and has agreed to continue those waivers that are voluntary through their remaining term. At the end of such terms, DMC will reassess whether to continue such waivers.

   The annual rate of subadvisory fees payable under the New Subadvisory Agreement is 0.20% of the average daily net assets of the Delaware International Small Cap Value Fund and Delaware International Value Equity Fund; 0.30% of the average daily net assets of the Delaware Emerging Markets Fund, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Labor Select International Equity Portfolio; 0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio. Because DIAL would be paid these fees by DMC out of the fees that DMC would receive under the New Investment Management Agreement from the Trust on behalf of the Funds, the Funds will still pay the same overall fees for investment management services under the New Agreements as they do under the Current Agreement.

PAYMENT OF EXPENSES

   Under the Current Agreement and the New Agreements, the Trust pays all the expenses incurred by it in connection with its own business affairs. Under the Current Agreement and the New Investment Management Agreement, the Trust and the manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.


BROKERAGE

   The Current Agreement, subject to the primary objective of obtaining the best execution, permits DIAL to place orders for the purchase and sale of portfolio securities and other instruments with such broker-dealers who provide statistical, factual and financial information and services to the Trust, to DIAL, to any sub-adviser or to any other fund for which DIAL or any sub-adviser provides investment advisory services. The Current Agreement also permits DIAL to place orders for the purchase and sale of portfolio securities and other instruments with broker-dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which DIAL or any sub-adviser provides investment advisory services, although this is not a practice in which DIAL or DMC currently engages. Broker-dealers who sell shares of any investment companies or series thereof for which DIAL or any sub-adviser provides investment advisory services are permitted to only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the U.S. Securities and Exchange Commission ("SEC") and NASD Regulation, Inc. Subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, under the Current Agreement, DIAL may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where DIAL has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or DIAL's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which DIAL or any sub-adviser exercises investment discretion.

   The New Investment Management Agreement contains substantially the same provision. The New Subadvisory Agreement also contains a substantially similar provision in that DIAL, as the subadviser, would be permitted, subject to the primary objective of receiving best execution, to place orders with broker-dealers taking similar factors into account. DMC, as the manager, under the New Subadvisory Agreement, would also be permitted to direct DIAL to effect transactions with broker-dealers according to similar factors. However, with respect to the New Investment Management Agreement between DGGIF and DMC and the New Subadvisory Agreement, the provision permitting the manager or subadviser, as the case may be, to consider the sale of Trust or other investment company shares when placing purchases and sales of portfolio securities has been eliminated.

LIMITATION OF LIABILITY

   The Current Agreement provides that the manager shall not be liable to the Trust or any shareholder for any action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as manager to the Trust. The New Investment Management Agreement contains an identical provision. The New Subadvisory Agreement also contains this same provision except that the provision limits DIAL's liability not only to the Trust and any shareholder but also to DMC.

   The New Subadvisory Agreement provides that DIAL and DMC shall indemnify each other and their respective affiliates to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amount paid in settlement and reasonable expenses, including attorney's fees incurred by such party and its affiliates arising from or in connection with the New Subadvisory Agreement so long as such losses arise out of the other party's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the New Subadvisory Agreement. The Current Agreement and New Investment Management Agreement do not have similar provisions.

CONTINUANCE

   If shareholders of a Fund approve the New Agreements with respect to that Fund, each New Agreement will continue until two years from the date of its execution, unless earlier terminated. The New Agreements may be continued with respect to such Fund from year to year thereafter by a majority vote of the Board of the Trust or by a vote of a majority of all votes attributable to the outstanding shares of that Fund, provided that in either case the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

   In connection with the DIAL Acquisition, DMC and DIAL have agreed, subject to their respective fiduciary obligations and oversight of the Board of Trustees, to maintain their relationship for the foreseeable future and for at least 18 months following the DIAL Acquisition.

TERMINATION

   The Current Agreement provides that it may be terminated with respect to a Fund at any time on 60 days' written notice to the other party, without the payment of any penalty, by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by DIAL. The Current Agreement also provides that it would immediately terminate in the event of its assignment.

   The New Investment Management Agreement contains identical termination provisions. The New Subadvisory Agreement may be terminated with respect to a Fund by DMC at any time, without the payment of a penalty, on 90 days' written notice to DIAL; by the Trust at any time, on 60 days' written notice to DIAL; and by DIAL on 90 days' written notice to DIAL and the Trust.

BOARD CONSIDERATIONS AND DETERMINATIONS

   In considering approval of the New Agreements and submission of them to shareholders for their approval, the Board of Trustees reviewed information and representations provided by DIAL and DMC, along with historical and comparative data provided by Lipper, Inc., an independent industry consultant, and advice from outside counsel as to the adequacy of the materials provided by DIAL and DMC, and focused on: (1) the nature, extent, and quality of the services to be provided by DIAL and DMC; (2) the investment performance of the Funds and comparable funds advised by DIAL and DMC; (3) the costs of the services to be provided and profits to be realized by DIAL, DMC, and their affiliates from the relationship with the Funds; and (4) the extent to which economies of scale would be realized as the Funds grow and the extent to which fee levels reflect economies of scale for the benefit of Funds and their shareholders. The Board considered the presentations and information specific to the DIAL Acquisition and the New Agreements in conjunction with the Management Contract Reports also presented at the May 20-21, 2004 meeting and the annual contract renewal process. Because solely a change in the ownership of DIAL necessitated reapproval of the Funds' investment management arrangements under the 1940 Act, no other investment managers or subadvisers were considered by Fund management or the Board.

   1. The Quality of Services to be Provided

   The Board noted that the New Investment Management Agreement is virtually identical to the Current Agreement and that the New Subadvisory Agreement contains substantially similar provisions to those in the Current Agreement, except for the parties to the Agreements and the effective dates.

   Under the New Investment Management Agreement, the Board considered that the Funds would benefit from the strong corporate management and compliance oversight that is expected to continue to be provided by Delaware Investments, including DMC as the Funds' investment manager, in a manner similar to DMC's current role as investment manager to the various other funds of Delaware Investments. The level and quality of services as detailed in the Management Contract Reports were noted.

   The Board then considered the benefits of providing consistency of portfolio management to the Funds under the New Subadvisory Agreement. The Board reviewed materials provided by DIAL regarding the experience and qualifications of personnel responsible for managing the Funds, and placed weight on DIAL's representation that there are no planned changes with respect to the DIAL personnel responsible for security selection and portfolio management after the closing of the DIAL Acquisition. The Board also considered DIAL's management of the operating expenses of each Fund, such as transaction costs, including how portfolio transactions for each Fund are conducted, and how brokers are chosen. The Board also considered information provided by the Purchasers regarding their plans for DIAL, including Hellman & Friedman's prior experience in the industry partnering with management of investment advisory firms and the Board's discussion with representatives of Hellman & Friedman concerning the autonomy to be provided to DIAL.

   Based upon these considerations, the Board was able to conclude that the nature, extent and quality of the services to be provided by DIAL and DMC under the New Agreements are satisfactory and that each of the New Agreements is in the best interests of shareholders.

   2. Investment Performance

   In considering the investment performance of each Fund and of comparable mutual funds advised by DIAL, the Board looked at each Fund's performance relative to its peers and benchmark.

   For the periods ended February 29, 2004, the Funds' average annual total returns were as follows:

                                                                One        Three         Five       10
                                                                Year        Year         Year      Year
                                                               -----       ------       ------    ------
DGGIF Funds (Class A Shares -
   without sales loads)
   Delaware Emerging Markets Fund                              77.04%      20.81%       18.94%      N/A
   Delaware International Small Cap
    Value Fund                                                 64.27%       7.30%        9.53%      N/A
   Delaware International Value Equity Fund                    51.14%       5.02%        5.06%    6.44%

DPT Funds
   The Emerging Markets Portfolio                              82.18%      22.99%       21.91%      N/A
   The Global Fixed Income Portfolio                           15.10%      15.28%        8.70%    8.56%
   The International Equity Portfolio                          52.70%       6.83%        7.30%    8.21%
   The International Fixed Income Portfolio                    15.85%      15.41%        7.61%      N/A
   The Labor Select International
    Equity Portfolio                                           52.76%       7.58%        7.30%      N/A

   Each Fund's performance ranked in either the first (top 25%) or second (top 50%) quartile of its peer group of comparable mutual funds for the past one, three, and five year periods, and 10 year period for those Funds that have been operating for more than 10 years, with one exception. The Delaware International Small Cap Value Fund's performance for the one year period fell below the median of its peer group of comparable mutual funds. With respect to this one exception, the Board noted that management's explanation and proposed actions relating to such Fund were satisfactory. Thus, measured against its peer group of comparable mutual funds, each Fund's performance was consistently at or above the median in portfolio performance over one, three, five and ten year periods, as applicable, with but one exception.

   In considering the performance of the Funds, the Board noted that its objective was for the Funds' performance to be at or above the median for a peer group of comparable mutual funds over the long-term. The Board also reviewed the investment performance of other funds managed by DIAL within Delaware Investments as detailed in the Management Contract Reports. Based upon these considerations, the Board determined that the performance of the Funds has been satisfactory and provides substantial evidence of the high quality of investment and other management services to be provided under the New Agreements.

   3. Costs of the Services to be provided

   In considering the costs of the services to be provided and profits to be realized by DMC, DIAL and their affiliates from the relationship with the Funds, the Board considered the fees charged to each Fund and the fair market value of the services provided by DIAL and DMC. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Funds compared to peer groups.

   The Board's objective is to limit the total expense ratio of the Funds to an acceptable range as compared to the median for a peer group of comparable mutual funds. The Board took into consideration management's agreement with this objective and the means for implementing this objective, which could include certain types of remedial actions, as well as potential future voluntary or contractual expense caps. The Board considered that, with the exception of the Delaware International Value Equity Fund, the Funds' advisory fees and total expense ratios (taking into account any fee waivers) were lower than the median of their Lipper peer groups. For the Delaware International Value Equity Fund, the Board noted that its advisory fee is lower than the median of its peers and that the total expense ratio was higher than the median of its peers due to its particular transfer agent fee arrangements.

   Part of the Board's consideration of advisory fees and overall Fund fees included review of the quality of services performed by DIAL's and DMC's affiliates on behalf of each Fund, including fund accounting, transfer agent, administrative, and shareholder services and the fees charged for those services. The Board placed weight on the fact that each Fund's advisory fee would remain the same under the New Agreements and that DMC had agreed to continue DIAL's waivers currently in effect for each waiver's current term. The expense and fee information for all Delaware Investments service providers, including DIAL and DMC, was included as part of the third party reports in the Management Contract Reports.

   In considering the extent to which economies of scale would be realized as the Funds grow and the extent to which fee levels reflect economies of scale for the benefit of the Funds, the Board considered that the DGGIF Funds would benefit from advisory fee breakpoints that would be realized in the form of lower advisory fees as each DGGIF Fund's assets grow. The Board also considered that the breakpoints were comparable to the breakpoints provided to other similar mutual funds in each Fund's peer group. With respect to the DPT Funds, the Board noted that such Funds' advisory fees do not currently have breakpoints in recognition of the initial level of advisory fees and their particular shareholder base. Based upon these considerations, and the considerations regarding fees and expenses in general, the Board was able to determine that the fees under the New Agreements are fair and reasonable.

   In reaching its decision to recommend approval of the New Agreements, the Board did not identify any single factor as being of paramount importance. Based on the information and representations provided by DMC and DIAL and its considerations as described above, the Board of Trustees, including a majority of Independent Trustees, determined that (1) the recommended investment advisory arrangements for these Funds would provide appropriate continuity of services to such Funds and their shareholders (for the New Investment Management Agreement the consistency of management and compliance oversight, and for the New Subadvisory Agreement the continuity of the day-to-day investment management of the portfolio) and (2) the New Agreements and the terms thereof, including the compensation to be paid under the New Agreements, are in compliance with the 1940 Act, including the rules and regulations thereunder, and are fair and reasonable and in the best interests of shareholders.

   Therefore, the Board of Trustees determined that the New Agreements should be submitted to shareholders with its recommendation for approval.

INTERIM AGREEMENT

   As mentioned above, in the event that the DIAL Acquisition is closed prior to shareholders of the Funds approving the New Investment Management Agreement, to assure that each Fund continues to be managed after the DIAL Acquisition and the termination of the Current Agreement as a result thereof, the Board of Trustees (including a majority of the Independent Trustees) approved the Interim Agreement with respect to each Fund pursuant to Rule 15a-4 under the 1940 Act at its in-person meeting held on May 20-21, 2004.

   If needed, the Interim Agreement would become effective for a Fund upon the closing of the DIAL Acquisition (the "Interim Effective Date"), and would terminate upon the earlier of 150 days from the Interim Effective Date or upon shareholder approval of a New Investment Management Agreement for that Fund. The Interim Agreement also provides that the Board of Trustees, or a majority of the "outstanding voting securities" of a Fund, as that term is defined in the 1940 Act, may terminate the Interim Agreement as to that Fund on 10 days' written notice to DIAL. The Interim Agreement also terminates immediately in the event of its "assignment," as that term is defined in the 1940 Act.

   Pursuant to the terms of the Interim Agreement, the maximum amount of investment management fees payable by a Fund to DIAL during this interim period would be identical to that which would have been payable to DIAL under the Current Agreement.

   In accordance with the provisions of Rule 15a-4 of the 1940 Act, the compensation to be paid to DIAL under the Interim Agreement would be held in an interest-bearing escrow account. The costs, if any, of maintaining such escrow account would be borne by DMC and DIAL. The Interim Agreement also provides that, if the shareholders of a Fund approve a new agreement with DIAL no later than 150 days from the Interim Effective Date, DIAL would be entitled to the compensation held in the escrow account (including interest earned). If the New Sub-Advisory Agreement is not approved by the shareholders of one of these Funds, the Interim Agreement provides that DIAL will cease providing investment services to the Funds and will be entitled to be paid, out of the escrow account, the lesser of
(1) the total amount held in the escrow account (plus interest earned on that amount) or (2) any costs incurred by DIAL in performing its duties under the Interim Agreement prior to its termination (plus interest earned on the amount while in the escrow account) with respect to such Fund. Such amount would be released to DIAL, as appropriate, from the escrow account. Any excess monies with respect to a Fund held in the escrow account will be returned to that Fund.

       ADDITIONAL INFORMATION ABOUT DMC, DIAL AND OTHER SERVICE PROVIDERS

DMC AND DIAL

   DMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is a series of Delaware Management Business Trust ("DMBT"). DMC and DMBT are located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

   DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is regulated in the United Kingdom by the Financial Services Authority. Since 1990, DIAL has managed the overseas assets of the funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, EC2V 6EE, England.

   As of May 31, 2004, DMC was managing approximately $25 billion in assets in various open-end and closed-end investment company accounts. DIAL was managing approximately $19.5 billion in institutional or separately managed accounts and approximately $4.5 billion in mutual fund accounts as of the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $13.9 billion as of that date.

   Both DMC and DIAL are indirect, wholly-owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group, a publicly held corporation. Lincoln National Corporation, with headquarters currently at 1500 Market Street, Suite 3900, Centre Square Tower, Philadelphia, Pennsylvania 19102, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management. Delaware International Holdings Ltd., located at Claredon House, 2 Church Street, P.O. Box HM 1022, Hamilton HM DX, Bermuda, owns 18.9% of DIAL. DIAL Holding Company, Inc. located at Foulkstone Plaza, 1430 Foulkstone, Wilmington, Delaware 19803, owns 81.1% of DIAL and 100% of Delaware International Holdings Ltd. DMH Corp. is located at the same address.

   At the closing of the DIAL Acquisition, Atlantic Value Partners (No. 3) Ltd. ("AVP 3"), whose registered address is 20-22 Bedford Row, London WC1R 4JS, England, intends to acquire 100% indirect control of DIAL, which will then operate under a new name.

   AVP 3 is an indirect, wholly-owned subsidiary of Atlantic Value Asset Management L.P. ("AVAM"), whose address is Appleby Corporate Services (Cayman) Limited, P.O. Box 1350GT, Clifton House, Fort Street, George Town, Grand Cayman, Cayman Islands. The sole general partner of AVAM is Atlantic Value GP Ltd. ("AVGP"), whose address is Appleby Corporate Services (Cayman) Limited, Clifton House, 75 Fort Street, P.O. Box 1350 GT, Grand Cayman, Cayman Islands.

   Various private equity funds affiliated with Hellman & Friedman LLC (the "H&F Funds"), which are limited partnerships, intend to invest as limited partners in AVAM and as shareholders in AVGP. One of the H&F Funds, HFCP IV (Bermuda), L.P., will be a 35.85% owner of AVGP. Each of the remaining H&F Funds will own less than 10% of AVGP. The address of each of the H&F Funds is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda. The sole general partner of each of the H&F Funds is H&F Investors IV (Bermuda), L.P., whose address is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda, and the sole general partner of H&F Investors IV (Bermuda), L.P. is H&F Corporate Investors IV (Bermuda) Ltd., whose address is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda. The shareholders of H&F Corporate Investors IV (Bermuda) Ltd., are eleven persons, each of whom owns less than 10% of H&F Corporate Investors IV (Bermuda) Ltd.

   Atlantic Value Partners Management, L.P., whose address is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware, United States, also intends to invest as a limited partner in AVAM and a shareholder in AVGP. Atlantic Value Partners Management, L.P. is expected to be a 55.5% owner of AVGP. Atlantic Value Partners GP Limited, whose registered address is Third Floor, 80 Cheapside, London EC2V 6EE, England, is the sole general partner of Atlantic Value Partners Management, L.P. The shareholders of Atlantic Value Partners GP Limited are eight individual members of DIAL management, each of whom owns 12.5% of Atlantic Value Partners GP Limited.

   DIAL and DMC also provide sub-advisory or investment management services to other mutual funds that have investment objectives that are similar to those of the Funds. The following is a list of these similar funds that are sub-advised by DIAL and of these similar funds that are advised by DMC and sub-advised by another party along with the assets of the fund and the investment advisory fees that each fund pays as of May 31, 2004:

   Funds that are similar to one or more of The Emerging Markets Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, Delaware Emerging Markets Fund, Delaware International Small Cap Value Fund, Delaware International Value Equity Fund, The Global Fixed Income Portfolio and The International Fixed Income Portfolio:

SUB-ADVISED BY DIAL

                                                        ASSETS
                                                      UNDER DIAL'S
   TRUST NAME -                                       MANAGEMENT/        EFFECTIVE
   FUND NAME                                          FUND SIZE        SUBADVISORY FEE        TYPE OF FUND           FEE WAIVER
   ------------                                       ------------     ---------------        ------------           ----------

   BBH Fund, Inc. -                                  $110,000,000 /         0.41%          International Equity         None
   BBH International                                 $115,000,000
   Equity Fund

   Fremont Mutual                                     $14,000,000 /         0.50%          International Equity         None
   Fund, Inc. - Fremont                               $14,000,000
   Global Fund

   Optimum Fund Trust -                               $16,900,000 /         0.55%          International Equity         None
   Optimum International                              $34,000,000
   Fund

   TIFF Investment                                    $47,000,000 /         0.54%          International Equity         None
   Program Inc. - TIFF                                $48,000,000
   International Equity
   Fund

   UBS PACE Select                                   $167,000,000 /         0.35%          International Equity         None
   Advisors Trust -                                  $169,000,000
   UBS PACE International
   Equity Investments

ADVISED BY DMC

                                             ASSETS UNDER              INVESTMENT
   TRUST NAME -                             DMC'S MANAGEMENT/         MANAGEMENT
   FUND NAME                                   FUND SIZE               FEE RATE                  TYPE OF FUND       FEE WAIVER
   ---------                                -----------------         -----------                ------------       -----------
   Lincoln Variable                          $385,000,000 /         0.90% of 1% of the first    International          None
   Insurance Products                        $395,000,000           $200 million                Equity
   Trust - Lincoln                                                  0.75% of 1% of the next
   VIP International Fund                                           $200 million
                                                                    0.60% of 1% in excess
                                                                    over $400 million

   Optimum Fund Trust -                       $34,000,000 /         0.875% of assets up to     International Equity/   None
   Optimum International                      $34,000,000           $50 million                International Bond
   Fund                                                             0.800% of assets from
                                                                    $50 to $100 million
                                                                    0.780% of assets from
                                                                    $100 to $300 million
                                                                    0.765% of assets from
                                                                    $300 to $400 million
                                                                    0.730% of assets over
                                                                    $400 million


   DMC is a series of DMBT. The Trustee, the Managing Directors and the principal executive officer of DMC and their principal occupations (that are positions with DMC) are as follows: Jude T. Driscoll is the President and Chief Executive Officer of DMC; Gerald S. Frey, Managing Director and Chief Investment Officer-Growth Investing; See Y. Quek, Executive Vice President, Managing Director-Fixed Income; Patrick P. Coyne, Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income; and John B. Fields, Senior Vice President/Trustee. The address of each of the principal executive officer, the Managing Directors and the Trustee of DMC is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

   The following officers of DMC are also officers of the Trust: Jude T. Driscoll serves as Chairman, President and Trustee of the Trust; Richelle S. Maestro serves as Executive Vice President, General Counsel and Secretary to DMC and the Trust; and Joseph H. Hastings serves as Executive Vice President, Interim Chief Financial Officer, Treasurer and Controller of DMC and Executive Vice President and Chief Financial Officer of the Trust.

   Currently and until the closing of the DIAL Acquisition, Jude T. Driscoll is Chairman and Director of DIAL. Clive A. Gillmore is Deputy Managing Director of DIAL. In addition to Mr. Driscoll and Mr. Gillmore, the directors and their principal occupations with DIAL are as follows: John C.E. Campbell, Director; George E. Deming, Director; Elizabeth A. Desmond, Regional Research Director/Director/Senior Portfolio Manager; John Emberson, Director/Chief Operating Officer/Secretary; John Kirk, Director/Senior Portfolio Manager; G. Roger H. Kitson, Vice Chairman/Director; Nigel G. May, Regional Research Director/Director/Senior Portfolio Manager; Christopher A. Moth, Director/Chief Investment Officer Fixed Income/Senior Portfolio Manager; Hamish O. Parker, Director/Senior Portfolio Manager; and David G. Tilles, Managing Director/Chief Investment Officer. The address of each of the officers and/or Directors of DIAL, other than Messrs. Driscoll, Campbell and Deming, is 80 Cheapside, London, England EC2V 6EE.

   After the closing of the DIAL Acquisition, David G. Tilles will be the Managing Director and Chief Executive Officer of DIAL. Clive A. Gillmore will be the Deputy Managing Director of DIAL. In addition to Mr. Tilles and Mr. Gillmore, the directors and their principal occupations with DIAL will be as follows: G. Roger H. Kitson, Director; Hamish O. Parker, Director; Elizabeth, A. Desmond, Regional Research Director; John Emberson, Director/Chief Operating Officer; John Kirk, Director/Global Fixed Income and Currency; Nigel G. May, Regional Research Director; and Christopher A. Moth, Director/Chief Investment Officer Global Fixed Income & Currency. The address of each of the officers and/or Directors of DIAL is 80 Cheapside, London, England EC2V 6EE.

ADMINISTRATOR AND DISTRIBUTOR

   The Funds each receive administrative services from DIAL, the investment manager, and from Delaware Service Company, Inc. ("DSC") which acts as Shareholder Servicing, Dividend Disbursing, Accounting Services and Transfer Agent. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. If shareholders approve Proposal 1, it is anticipated that DMC will provide to the Funds those administrative services currently provided by DIAL. The DIAL Acquisition will not affect the services provided by DSC.

   The Funds' principal underwriter is Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094. DDLP receives fees from the Funds under a distribution plan in connection with the sale and distribution of certain classes of the Funds' shares.

   For the fiscal year ended October 31, 2003 for the DPT Funds and ended November 30, 2003 for the DGGIF Funds, DSC and DDLP received the following payments from the Funds for services provided to the Funds, as described above:

           FUND                                            DSC        DDLP
           ----                                            ---        ----
Delaware International Value Equity Fund               $1,809,737    $870,396

Delaware Emerging Markets Fund                         $  178,172    $113,563

Delaware International Small Cap Value Fund            $   39,109    $ 71,098

The International Equity Portfolio                     $  264,704    $     21

The Labor Select International Equity Portfolio        $   71,590    $      0

The Emerging Markets Portfolio                         $   86,606    $      0

The Global Fixed Income Portfolio                      $  136,411    $      0

The International Fixed Income Portfolio               $   22,159    $      0

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PROPOSALS?

   Provided that there is 33 1/3% of the outstanding shares of a Fund present in person or represented by proxy and entitled to vote at the Meeting (i.e., a quorum is present), the approval of a Proposal on behalf of that Fund requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at the Meeting at which the holders of more than 50% of the outstanding shares of that Fund are represented in person or by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of a Fund held on the Record Date. If sufficient votes to approve a Proposal on behalf of a Fund are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of a Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting as to that Fund. The Meeting as to one or more Funds may also be adjourned by the chairperson of the Meeting. Any adjournment may be with respect to one or both of the Proposals for a Fund, but not necessarily both Proposals for all Funds.

   Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes against a Proposal for purposes of determining whether the matters to be voted upon at the Meeting have been approved. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also call toll-free to vote by telephone, or you may vote using the Internet.

MAY I REVOKE MY PROXY?

   Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the applicable Trust expressly revoking their proxy, by signing and forwarding to the applicable Trust a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

   The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.


WHO IS ENTITLED TO VOTE?

   Only shareholders of record of the Funds at the close of business on June 22, 2004 (the "Record Date") will be entitled to vote at the Meeting. As of the Record Date, the number of shares outstanding of each Fund, as well as the number of shares outstanding attributable to each class of shares of each Fund, are shown below:

DPT FUND                                          TOTAL SHARES OUTSTANDING

The Emerging Markets Portfolio                         39,428,665.999

The Global Fixed Income Portfolio                      20,627,453.017

The International Equity Portfolio                     59,680,241.119

The International Fixed Income Portfolio                5,548,878.768

The Labor Select International Equity Portfolio        23,569,511.607

                           TOTAL
DGGIF                    OUTSTANDING              CLASS A             CLASS B          CLASS R       CLASS C          INSTITUTIONAL
 FUND                      SHARES                 SHARES              SHARES           SHARES         SHARES          CLASS SHARES
Delaware
Emerging
Markets Fund          11,398,347.380          7,563,754.488        830,792.579            N/A      1,694,026.097     1,309,774.216

Delaware
International
Value Equity
Fund                   34,578,022.821        18,129,815.593      2,468,636.049      79,858.276     3,739,001.460    10,160,711.443

Delaware
International
Small Cap
Value Fund              2,567,200.177         1,467,205.707        672,392.127             N/A       366,502.199        61,100.144

WHAT OTHER SOLICITATIONS WILL BE MADE?

   The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. DMC and DIAL may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, DMC or DIAL, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. Delaware Investments has engaged DF King & Co. to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of up to $238,000, including out of pocket expenses, which will be borne by DMC, DIAL and their affiliates. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Trust does not receive your proxy card by a certain time, you may receive a telephone call from DF King & Co. asking you to vote. The costs of proxy solicitation will be borne by DMC, DIAL or their affiliates and will not be borne by the Trust, the Funds or their shareholders.

                             PRINCIPAL SHAREHOLDERS

   On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund.

   To the best knowledge of the Trust, as of the Record Date, no person, except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of any class of any Fund:

                                                                                   NUMBER OF
                                                                                    SHARES
                                                   NAME AND ADDRESS              BENEFICIALLY    PERCENTAGE
FUND AND CLASS                                      OF SHAREHOLDER                  OWNED         OF CLASS
--------------                                     ----------------              -------------   -----------

The Emerging Markets                               Northern Trust
Portfolio                                          FBO ILT 14
                                                   Attn: Christine Farrell
                                                   50 S La Salle St
                                                   Chicago, Il 60675-0001        7,357,708.816     18.66%

                                                   Employees' Retirement
                                                   System Of Rhode Island
                                                   Attention: Joan Caine,
                                                   Deputy Treasurer
                                                   40 Fountain Street, 8th Floor
                                                   Providence, RI
                                                   02903-1800                    5,695,281.089     14.44%

                                                   Indiana Public Employees
                                                   Retirement Fund
                                                   143 West Market Street
                                                   Indianapolis, IN
                                                   46204-2801                    5,151,555.239     13.07%


                                                                                   NUMBER OF
                                                                                    SHARES
                                                   NAME AND ADDRESS              BENEFICIALLY    PERCENTAGE
FUND AND CLASS                                      OF SHAREHOLDER                  OWNED         OF CLASS
--------------                                     ----------------              -------------   -----------



                                                   Alameda County Employees
                                                   Retirement Association
                                                   475 14th Street, Suite 1000
                                                   Oakland, CA
                                                   94612-1916                      3,927,580.425      9.96%

                                                   Nuclear Electric Insurance
                                                    Limited
                                                   1201 Market Street, Suite 1200
                                                   Wilmington, DE
                                                   19801-1805                      2,693,065.332      6.83%

                                                   Municipal Employees Retirement
                                                   System Of Michigan
                                                   1134 Municipal Way
                                                   Lansing, MI 48917-7886          2,042,059.371      5.18%

The Global Fixed                                   Dartmouth Hitchcock
Income Portfolio                                   Master Investment
                                                   Program Of Pooled
                                                   Investment Accounts
                                                   Attention: Robin F. Mackey
                                                   - Finance Dept
                                                   1 Medical Center Drive
                                                   Lebanon, NH
                                                   03756-0002                      2,077,061.516     10.07%


                                                   Fifth Third Bank Trustee For
                                                   Steelcase Inc. Retirement
                                                   Plan Balanced
                                                   One Wall Street, 12th Floor
                                                   New York, NY
                                                   10286-0001                      1,485,049.291      7.20%

                                                   Standex International
                                                   Corporation
                                                   Retirement Plans Trust
                                                   6 Manor Parkway
                                                   Salem, NH 03079-2897            1,103,653.633      5.35%

                                                   Key Trust Company Trustee For
                                                   Stroh Brewery
                                                   PO Box 94871
                                                   Cleveland, OH
                                                   44101-4871                      1,058,137.829      5.13%

                                                   Retirement Plan For Employees Of
                                                   Mary Hitchcock Memorial Hospital
                                                   Attention: Robin F. Mackey
                                                   - Finance Dept.
                                                   1 Medical Drive
                                                   Lebanon, NH
                                                   03756-1000                      1,031,305.654      5.00%


                                                                                   NUMBER OF
                                                                                    SHARES
                                                   NAME AND ADDRESS              BENEFICIALLY    PERCENTAGE
FUND AND CLASS                                      OF SHAREHOLDER                  OWNED         OF CLASS
--------------                                     ----------------              -------------   -----------

The International                                Patterson And Company
Equity Portfolio                                 Mutual Funds NC-1151
                                                 1525 West WT Harris Blvd
                                                 Charlotte, NC
                                                 28262-8522                      8,833,931.563     14.80%

                                                 First Union Portfolio
                                                 Strategies Omnibus
                                                 1525 West WT Harris Blvd
                                                 Charlotte, NC
                                                 28262-8522                      4,167,229.771      6.98%

The International                                Brockton Retirement Board
Fixed Income                                     15 Christy's Drive
Portfolio                                        Brockton, MA
                                                 02301-1813                      1,304,814.233     23.51%

                                                 Comerica Bank Trustee
                                                 Oakwood Pension Plan
                                                 PO Box 75000, M/C #3446
                                                 Detroit, MI 48275-0001          1,188,868.509     21.43%

                                                 Strafe & Company FAO
                                                 Lakeland Hospital Mutual
                                                 Fund A/C 441090502
                                                 340 South Cleveland Avenue
                                                 Westerville, OH
                                                 43081-8917                       932,203.390       16.80%

                                                 Fifth Third Bank Trustee FBO
                                                 Mercy Memorial Hospital
                                                 Designated/
                                                 Delaware 34-0-7569171
                                                 PO Box 630074
                                                 Cincinnati, OH
                                                 45263-0001                       537,243.079        9.68%

                                                 Strafe And Company
                                                 Non-Networked FBO
                                                 Munson Medical Center
                                                 Retirement
                                                 Delaware A/C 4400219705
                                                 PO Box 160
                                                 Westerville, OH
                                                 43086-0160                       365,280.258        6.58%

                                                 Strafe And Company
                                                 Non-Networked FBO
                                                 Staff Employees P/S Trust
                                                 Of Carhartt Inc.
                                                 A/C 4410753912
                                                 PO Box 160
                                                 Westerville, OH
                                                 43086-0160                       343,809.523        6.20%

                                                                                   NUMBER OF
                                                                                    SHARES
                                                   NAME AND ADDRESS              BENEFICIALLY    PERCENTAGE
FUND AND CLASS                                      OF SHAREHOLDER                  OWNED         OF CLASS
--------------                                     ----------------              -------------   -----------
                                                  Strafe And Company
                                                  Non-Networked FBO
                                                  Memorial Healthcare
                                                  Fund Depreciation
                                                  D A/C 4400211505
                                                  PO Box 160
                                                  Westerville, OH
                                                  43086-0160                       277,919.211      5.01%

The Labor Select                                  SEIU Pension Plan Master Trust
International Equity                              1313 L Street, Northwest
Portfolio                                         Washington, DC
                                                  20005-4101                     5,034,004.519      21.36%

                                                  Dingle & Company
                                                  c/o Comerica Bank
                                                  PO Box 75000
                                                  Detroit, MI
                                                  48275-0001                      2,223,893.21       9.44%

                                                  Maritime Association ILA
                                                  Pension Fund
                                                  11550 Fuqua Street, Suite 425
                                                  Houston, TX
                                                  77034-4597                      2,175,574.282      9.23%

                                                  Laborers Pension Fund
                                                  11465 Cermak Road
                                                  Westchester, IL
                                                  60154-5768                      1,416,473.742      6.01%

Delaware Emerging                                 Merrill Lynch
Markets Fund                                      Pierce Fenner & Smith
Class A Shares                                    For The Sole Benefit
                                                  Of Its Customers
                                                  SEC#97KB2
                                                  Attention: Fund
                                                  Administration
                                                  4800 Deer Lake Drive East,
                                                  2nd Floor
                                                  Jacksonville, FL
                                                  32246-6484                        822,305.185     10.76%

Delaware Emerging                                 Merrill Lynch
Markets Fund                                      Pierce Fenner & Smith
Class B Shares                                    For The Sole Benefit
                                                  Of Its Customers SEC#97KB3
                                                  Attention: Fund
                                                  Administration
                                                  4800 Deer Lake Drive East,
                                                  2nd Floor
                                                  Jacksonville, FL
                                                  32246-6484                         59,052.789      7.08%


                                                                                   NUMBER OF
                                                                                    SHARES
                                                   NAME AND ADDRESS              BENEFICIALLY    PERCENTAGE
FUND AND CLASS                                      OF SHAREHOLDER                  OWNED         OF CLASS
--------------                                     ----------------              -------------   -----------

Delaware Emerging                                  Merrill Lynch
Markets Fund                                       Pierce Fenner & Smith
Class C Shares                                     For The Sole Benefit
                                                   Of Its Customers SEC#97KB4
                                                   Attention: Fund
                                                   Administration
                                                   4800 Deer Lake Drive East,
                                                   2nd Floor
                                                   Jacksonville, FL
                                                   32246-6484                     491,252.546       28.62%

Delaware Emerging                                  RS DMC Employee
Markets Fund                                       Money Purchase Plan
Institutional Class                                Delaware Management Company
Shares                                             Employment Profit Sharing Trust
                                                   c/o Rick Seidel
                                                   2005 Market Street
                                                   Philadelphia, PA
                                                   19103-7094                     325,166.344       24.81%

                                                   Pershing LLC
                                                   PO Box 2052
                                                   Jersey City, NJ
                                                   07303-2052                     166,805.671       12.72%

                                                   Chase Manhattan C/F
                                                   Delaware Group Foundation
                                                   Fund Growth Portfolio
                                                   Attention: Marisol Gordan
                                                   - Global Investor Services
                                                   3 Metrotech Center, 8th Floor
                                                   Brooklyn, NY
                                                   11201-3800                     127,486.597        9.73%

                                                   Calhoun & Company
                                                   c/o Comerica Bank
                                                   411 West Lafayette
                                                   Detroit, MI
                                                   48226-3120                     111,885.452        8.54%

                                                   TrustLynx & Company
                                                   Company #00M74
                                                   PO Box 173736
                                                   Denver, CO 80217-3736          108,425.867        8.27%

                                                   Earl W. Powell Trust FBO
                                                   Earl W. Powell Declaration
                                                   Of Trust Dated 11/14/2003
                                                   2665 South Bayshore Drive,
                                                   Suite 800
                                                   Miami, FL 33133-5448            91,531.928        6.98%


                                                                                   NUMBER OF
                                                                                    SHARES
                                                   NAME AND ADDRESS              BENEFICIALLY    PERCENTAGE
FUND AND CLASS                                      OF SHAREHOLDER                  OWNED         OF CLASS
--------------                                     ----------------              -------------   -----------

                                                  Chase Manhattan Bank C/F
                                                  Delaware Group Foundation Fund
                                                  Balanced Portfolio
                                                  Attention: Marisol Gordan
                                                  - Global Investor Services
                                                  3 Metrotech Center, 8th Floor
                                                  Brooklyn, NY
                                                  11201-3800                        81,439.919      6.21%

Delaware International                            Prudential Securities Inc.
Value Equity Fund                                 Special Custody Account For
Class A Shares                                    The Exclusive Benefit
                                                  Of Customers - PC
                                                  Attention: Mutual Funds
                                                  1 New York Plaza
                                                  New York, NY
                                                  10004-1901                     2,905,339.755     16.02%

Delaware International                            Merrill Lynch Pierce Fenner
Value Equity Fund                                 & Smith
Class B Shares                                    For The Sole Benefit
                                                  Of Its Customers SEC#97HN8
                                                  Attention: Fund Administration
                                                  4800 Deer Lake Drive East,
                                                  2nd Floor
                                                  Jacksonville, FL
                                                  32246-6484                       175,980.276      7.12%

                                                  First Clearing Corporation
                                                  Account 4035-1875
                                                  Harbor Associates Account #2
                                                  230 Normandy Circle
                                                  Palm Harbor, FL 34683            136,222.408      5.51%

Delaware International                            Merrill Lynch
Value Equity Fund                                 Pierce Fenner & Smith
Class R Shares                                    For The Sole Benefit
                                                  Of Its Customers SEC#97016
                                                  Attention: Fund Administration
                                                  4800 Deer Lake Drive East,
                                                  2nd Floor
                                                  Jacksonville, FL
                                                  32246-6484                        70,164.217     87.86%

                                                  AST Trust Company
                                                  As Custodian FBO Daniel
                                                  Professional Group Inc.
                                                  Retirement Savings Plan A2575
                                                  2390 East Camelback Rd, Suite 240
                                                  Phoenix, AZ
                                                  85016-3434                         5,748.530      7.20%

                                                                                   NUMBER OF
                                                                                    SHARES
                                                   NAME AND ADDRESS              BENEFICIALLY    PERCENTAGE
FUND AND CLASS                                     OF SHAREHOLDER                   OWNED         OF CLASS
--------------                                     ----------------              -------------   -----------

Delaware International                            Norwest Bank Colorado,
Value Equity Fund                                 N.A. Trust
Institutional Class                               County Of Los Angeles
Shares                                            Deferred Compensation
                                                  And Thrift Plan
                                                  c/o Great West Life & Annuity
                                                  8515 East Orchard Rd #2T2
                                                  Englewood, CO
                                                  80111-5002                      4,248,605.013     41.79%

                                                  Citigroup Global
                                                  Markets Inc. 109801250
                                                  333 West 34th Street, 3rd Floor
                                                  New York, NY
                                                  10001-2402                      2,857,798.411     28.11%

Delaware International                            Pershing LLC
Small Cap Value Fund                              PO Box 2052
Class A Shares                                    Jersey City, NJ
                                                  07303-2052                        348,614.859     23.73%

Delaware International                            Morgan Stanley & Co FBO
Small Cap Value Fund                              Thomas Longfellow,
Class C Shares                                    S. Longfellow, R. Longfellow
                                                  Tencom
                                                  1010 Overlook Road
                                                  Mendota Heights, MN
                                                  55118-3651                         67,188.461     18.31%

                                                  Merrill Lynch
                                                  Pierce Fenner & Smith
                                                  For The Sole Benefit
                                                  Of Its Customers SEC#
                                                  Attention: Fund Administration
                                                  4800 Deer Lake Drive East,
                                                  2nd Floor
                                                  Jacksonville, FL
                                                  32246-6484                         30,037.787      8.18%

                                                  D. A. Davidson & Co.
                                                  Inc. (FBO)
                                                  Donna M. Page
                                                  Box 5015
                                                  Great Falls, MT
                                                  59403-5015                         18,563.665      5.06%

Delaware International                            NFSC FEBO # HDM-601250
Small Cap Value Fund                              Blumenthal Inc. Mutual Fund
Institutional Class                               951 South 35th Street, West
Shares                                            Des Moines, IA
                                                  50265-5309                         59,434.448     97.17%


                             SHAREHOLDER PROPOSALS

   Because the Trust and the Funds do not hold regular shareholder meetings, there currently is no specific date by which shareholder proposals intended to be presented at future meetings of shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in that Trust's Proxy Statement and form or forms of proxy card relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in these proxy materials.

                                   SCHEDULE A

                        INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT, made by and between Delaware Pooled Trust, a Delaware business trust (the "Trust"), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a "Portfolio" and, together with other series of shares listed on such Exhibit, the "Portfolios"), and DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST, A DELAWARE BUSINESS TRUST (the "Investment Manager").

                                   WITNESSETH:

   WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, each Portfolio engages in the business of investing and reinvesting its assets in securities; and

   WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as an investment adviser and engages in the business of providing investment management services; and

   WHEREAS, the Trust, on behalf of each Portfolio, and the Investment Manager desire to enter into this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

   1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Portfolio's assets and to administer its affairs, subject to the direction of the Trust's Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Portfolio and shall effect the purchase and sale of such investments in furtherance of each Portfolio's objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Portfolio's investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.

   2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies, shall not receive any compensation from such companies for acting in such dual capacity.

      In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

  3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment company or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

       (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

   4. As compensation for the services to be rendered to a particular Portfolio by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Portfolio's assets, a fee based on the average daily net assets of that Portfolio during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Portfolio as set forth in Exhibit A hereto.

       If this Agreement is terminated prior to the end of any calendar month with respect to a particular Portfolio, the management fee for such Portfolio shall be prorated for the portion of any month in which this Agreement is in effect with respect to such according to the proportion which the number of calendar days during which the Agreement is in effect Portfolio bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

   5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Portfolio for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Portfolio. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Portfolio's shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

   6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

   7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

   8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

   9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to the Portfolio or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

  10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Portfolio as of the effective date set forth in Exhibit A for that Portfolio, if approved by the vote of a majority of the outstanding voting securities of that Portfolio. It shall continue in effect for an initial period of two years for each Portfolio and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Portfolio by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

   11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

   12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the 1940 Act.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 15th day of December, 1999.

DELAWARE MANAGEMENT COMPANY,                     DELAWARE POOLED TRUST, ON
A SERIES OF DELAWARE MANAGEMENT                  BEHALF OF THE PORTFOLIOS LISTED ON
BUSINESS TRUST                                   EXHIBIT A

By: /s/ David K. Downes                          By: /s/ David K. Downes
       ------------------------                          ---------------------------------
Name: David K. Downes                            Name: David K. Downes
Title: President                                 Title: President and Chief Executive
                                                        Officer

Attest: /s/ David P. O'Connor                    Attest: /s/ Michael T. Pellegrino
            -----------------------------                -------------------------------------------
Name: David P. O'Connor                          Name: Michael T. Pellegrino
Title: Vice President/Assistant Secretary        Title: Assistant Vice President/Assistant Secretary



                               AMENDMENT NO. 6 TO

                                   EXHIBIT A

                     OF THE INVESTMENT MANAGEMENT AGREEMENT

   This Exhibit to the Investment Management Agreement between Delaware Pooled Trust and Delaware Management Company a series of Delaware Management Business Trust (the "Investment Manager"), amended as of the __ day of _______, 2004 to add The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio, and The Labor-Select International Equity Portfolio lists the Portfolios for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Portfolio and the date on which the Agreement became effective for each Portfolio.

                                                                      MANAGEMENT FEE SCHEDULE
                                                                        (AS A PERCENTAGE OF
                                                                      AVERAGE DAILY NET ASSETS)

PORTFOLIO                                           EFFECTIVE DATE           ANNUAL RATE
---------                                           --------------           -----------
The All-Cap Growth Equity Portfolio                 February 28, 2000           0.75%

The Core Focus Fixed Income Portfolio               June 30, 2004               0.40%

The Core Plus Fixed Income Portfolio                June 28, 2002               0.43%

The Emerging Markets Portfolio                      _______, 2004               1.00%

The Global Fixed Income Portfolio                   _______, 2004               0.50%

The High-Yield Bond Portfolio                       December 15, 1999           0.45%

The Intermediate Fixed Income Portfolio             December 15, 1999           0.40%

The International Equity Portfolio                  _______, 2004               0.75%

The International Fixed Income Portfolio            _______, 2004               0.50%

The Labor-Select International Equity
  Portfolio                                         _______, 2004               0.75%

The Large-Cap Growth Equity Portfolio               September 5, 2000           0.65%

The Large-Cap Value Equity Portfolio                December 15, 1999           0.55%

The Mid-Cap Growth Equity Portfolio                 December 15, 1999           0.75%

The Real Estate Investment Trust Portfolio          December 15, 1999       0.75% on first $500
                                                                           million 0.70% on next
                                                                           $500 million 0.65% on
                                                                            next $1,500 million
                                                                            0.60% on assets in
                                                                          excess of $2,500 million

The Real Estate Investment Trust
  Portfolio II                                      December 15, 1999           0.75%

The Select Equity Portfolio                         December 15, 1999           1.00%

The Small-Cap Value Equity Portfolio                December 15, 1999           0.75%

The Small-Cap Growth Equity Portfolio               December 15, 1999           0.75%

The Small Cap Growth Equity II Portfolio            September 15, 2003          0.75%


DELAWARE MANAGEMENT COMPANY,                     DELAWARE POOLED TRUST, ON
A SERIES OF DELAWARE MANAGEMENT                  BEHALF OF THE PORTFOLIOS LISTED ON
BUSINESS TRUST                                   EXHIBIT A

By:____________________________________          By___________________________________
Name:                                            Name:
Title:                                           Title:

Attest:________________________________          Attest:______________________________
Name:                                            Name:
Title:                                           Title:

                                   SCHEDULE B

                    FORM OF INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT, made by and between DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware business trust (the "Trust"), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a "Fund" and, together with other series of shares listed on such Exhibit, the "Funds"), and DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager").

                                   WITNESSETH:

   WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

   WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended, as an investment adviser and engages in the business of providing investment management services; and

   WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

   1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund's assets and to administer its affairs, subject to the direction of the Trust's Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund's objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund's investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.

   2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

      In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

   3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services

      (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

   4. As compensation for the services to be rendered to a particular Fund by the Investment Manager under the provisions of this Interim Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund's assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

      If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for that Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

   5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund's shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

   6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

   7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

   8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

   9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

  10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

  11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

  12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the __ day of _______, 2004.

DELAWARE MANAGEMENT                           DELAWARE GROUP GLOBAL &
COMPANY, A SERIES OF DELAWARE                 INTERNATIONAL FUNDS
MANAGEMENT BUSINESS TRUST

By:___________________________________        By________________________________
Name:                                         Name:
Title:                                        Title:

Attest:_______________________________        Attest:___________________________
Name:                                         Name:
Title:                                        Title:

                                   EXHIBIT A

   This Exhibit to the Investment Management Agreement between Delaware Group Global & International Funds and Delaware Management Company, a series of Delaware Management Business Trust (the "Investment Manager"), entered into as of the ___ day of _____, 2004 (the "Agreement") lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

                                                                                MANAGEMENT FEE SCHEDULE
                                                                                (AS A PERCENTAGE OF
                                                                              AVERAGE DAILY NET ASSETS)

FUND                                             EFFECTIVE DATE                       ANNUAL RATE
----                                             --------------                       -----------
Delaware Emerging Markets Fund                   __________, 2004           1.25% on the first $500 million
                                                                            1.20% on the next $500 million
                                                                            1.15% on the next $1,500 million
                                                                             1.10% on assets in excess of
                                                                                   $2,500 million

Delaware International Small Cap Value Fund      __________, 2004           1.25% on the first $500 million
                                                                            1.20% on the next $500 million
                                                                            1.15% on the next $1,500 million
                                                                             1.10% on assets in excess of
                                                                                   $2,500 million

Delaware International Value Equity Fund         __________, 2004           0.85% on the first $500 million
                                                                            0.80% on the next $500 million
                                                                            0.75% on the next $1,500 million
                                                                             0.70% on assets in excess of
                                                                                   $2,500 million


                                   SCHEDULE C

                         FORM OF SUB-ADVISORY AGREEMENT

   AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager") and DELAWARE INTERNATIONAL ADVISERS LIMITED (the "Sub-Adviser").

                                  WITNESSETH:

   WHEREAS, [TRUST] (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

   WHEREAS, [FUND] (the "Fund") is a series of the Trust; and

   WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

   WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

   WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

   WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

    1.(a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "PROSPECTUS"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

      (b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

         (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

         (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations;

         (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent;

         (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

         (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

         (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

         (vii) maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

      (c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-1 under the 1940 Act.

      (d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; that are applicable to the Managed Portion; (iii) the Fund's Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and (vi) the written instructions of the Investment Manager.

      (e) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph 1(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

      (f) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager.

      (g) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund's Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

      (h) The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

   2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest and federal and state registration fees.

      (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

   3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      (b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage and research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

      (c) Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

   4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Exhibit A attached hereto.

   5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

   6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

      (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by or on behalf of the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

      (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager, other than that of any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Investment Manager in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund.

      (d) This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

   7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its officers, directors, employees or agents (collectively, "Sub-Adviser Related Persons") shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA and the Financial Services and Markets Act 2000 of the United Kingdom ("FSMA") or any rules or regulations adopted under any of those laws.

      (b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, (collectively "Losses") incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

      (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

   8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the "SEC") or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

      (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

      (c) This Agreement may be terminated (i) by the Investment Manager at any time, without the payment of a penalty, on ninety (90) days' written notice to the Sub-Adviser of the Investment Manager's intention to do so and (ii) by the Trust at any time, without the payment of a penalty, on sixty (60) days' written notice to the Sub-Adviser of the Trust's intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on ninety (90) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination,
          (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Investment Management Agreement.

   9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

         (i) is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

         (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

         (iii) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

         (iv) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

         (v) is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days' written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

         (vi) has been or is independently developed or obtained by the receiving party.

                  The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

   10. The Sub-Adviser represents, warrants and agrees that:

      (a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
          Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

      (c) The Sub-Adviser has provided the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

      (d) The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

      (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

  11. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

  12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the _____ day of __________, 2004.

DELAWARE INTERNATIONAL                      DELAWARE MANAGEMENT
ADVISERS LIMITED                            COMPANY, A SERIES OF DELAWARE
                                            MANAGEMENT BUSINESS TRUST

By:___________________________________      By:_________________________________
Name:                                       Name:
Title:                                      Title:

Attest:_______________________________      Attest:_____________________________
Name:                                       Name:
Title:                                      Title:

Agreed to and accepted as of the day and year first above written:

                                           [FUND]

                                           By:_____________________________
                                           Name:
                                           Title:

                                           Attest:___________________________
                                           Name:
                                           Title:

                                   EXHIBIT A
                                   ---------

                                  FEE SCHEDULE

                                   ANNUAL RATE
FUND                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----                ---------------------------------------------


                  DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund                                  0.30%
Delaware International Small Cap Value Fund                     0.20%
Delaware International Value Equity Fund                        0.20%

                             DELAWARE POOLED TRUST

The Global Fixed Income Portfolio                               0.30%
The International Equity Portfolio                              0.36%
The International Fixed Income Portfolio                        0.30%
The Emerging Markets Portfolio                                  0.75%
The Labor Select International Equity Portfolio                 0.30%

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

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

PX-DIAL [- -] IVES 7/04



                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
THE EMERGING MARKETS PORTFOLIO                                                   JOINT SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004
The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust
(as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                           SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                                           ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE
                                                                           AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO
                                                                           AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE
                                                                           SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                           SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                           TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                           SUCH.

                                                                            -------------------------------------------------------
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                            -------------------------------------------------------


                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                             Date _______________, 2004


------------------------------------------------------------------------------------------------------------------------------------


Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                                      FOR               AGAINST           ABSTAIN
1.       To approve an Investment Management Agreement between the
         Trust, on behalf of the Fund, and Delaware Management Company                |_|                 |_|               |_|


2.       To approve a Sub-Advisory Agreement between Delaware Management
         Company and Delaware International Advisers Ltd.                             |_|                 |_|               |_|





                                     PLEASE SIGN AND DATE ON THE REVERSE SIDE.




                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
THE GLOBAL FIXED INCOME PORTFOLIO                                                JOINT SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004
The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust
(as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                           SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                                           ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE
                                                                           AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO
                                                                           AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE
                                                                           SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                           SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                           TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                           SUCH.
                                                                            -------------------------------------------------------
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                            -------------------------------------------------------


                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                             Date _______________, 2004


------------------------------------------------------------------------------------------------------------------------------------



Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                                  FOR               AGAINST           ABSTAIN
1.       To approve an Investment Management Agreement between the
         Trust, on  behalf of the Fund, and Delaware Management Company           |_|                 |_|               |_|

2.       To approve a Sub-Advisory Agreement between Delaware Management
         Company and Delaware International Advisers Ltd.                         |_|                 |_|               |_|










                                     PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
THE INTERNATIONAL EQUITY PORTFOLIO                                               JOINT SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004
The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust
(as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                           SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                                           ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE
                                                                           AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO
                                                                           AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE
                                                                           SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                           SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                           TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                           SUCH.
                                                                            -------------------------------------------------------
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                            -------------------------------------------------------


                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                             Date _______________, 2004


------------------------------------------------------------------------------------------------------------------------------------

Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                                  FOR               AGAINST           ABSTAIN
1.       To approve an Investment Management Agreement between the
         Trust, on behalf of the Fund, and Delaware Management Company            |_|                 |_|               |_|

2.       To approve a Sub-Advisory Agreement between Delaware Management
         Company and Delaware International Advisers Ltd.                         |_|                 |_|               |_|








                                     PLEASE SIGN AND DATE ON THE REVERSE SIDE.




                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
THE INTERNATIONAL FIXED INCOME PORTFOLIO                                         JOINT SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004
The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust
(as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                           SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                                           ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE
                                                                           AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO
                                                                           AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE
                                                                           SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                           SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                           TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                           SUCH.
                                                                            -------------------------------------------------------
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                            -------------------------------------------------------


                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                             Date _______________, 2004


------------------------------------------------------------------------------------------------------------------------------------

Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                                  FOR               AGAINST           ABSTAIN
1.       To approve an Investment Management Agreement between the
         Trust, on behalf of the Fund, and Delaware Management Company            |_|                 |_|               |_|

2.       To approve a Sub-Advisory Agreement between Delaware Management
         Company and Delaware International Advisers Ltd.                         |_|                 |_|               |_|










                                     PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO                                  JOINT SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004
The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust
(as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                           SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                                           ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE
                                                                           AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO
                                                                           AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE
                                                                           SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                           SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                           TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                           SUCH.
                                                                            -------------------------------------------------------
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                            -------------------------------------------------------


                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                             Date _______________, 2004


------------------------------------------------------------------------------------------------------------------------------------


Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                                  FOR               AGAINST           ABSTAIN
1.       To approve an Investment Management Agreement between the
         Trust, on behalf of the Fund, and Delaware Management Company            |_|                 |_|               |_|

2.       To approve a Sub-Advisory Agreement between Delaware Management
         Company and Delaware International Advisers Ltd.                         |_|                 |_|               |_|










                                     PLEASE SIGN AND DATE ON THE REVERSE SIDE.




                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
DELAWARE EMERGING MARKETS FUND                                                   JOINT SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust
(as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                           SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                                           ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE
                                                                           AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO
                                                                           AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE
                                                                           SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                           SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                           TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                           SUCH.

                                                                            -------------------------------------------------------
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                            -------------------------------------------------------


                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                             Date _______________, 2004


------------------------------------------------------------------------------------------------------------------------------------

Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                                      FOR               AGAINST           ABSTAIN
1.       To approve an Investment Management Agreement between the
         Trust, on behalf of the Fund, and Delaware Management Company                |_|                 |_|               |_|

2.       To approve a Sub-Advisory Agreement between Delaware Management
         Company and Delaware International Advisers Ltd.                             |_|                 |_|               |_|








                                                 PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
DELAWARE INTERNATIONAL SMALL CAP VALUE FUND                                      JOINT SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust
(as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                           SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                                           ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE
                                                                           AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO
                                                                           AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE
                                                                           SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                           SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                           TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                           SUCH.

                                                                            -------------------------------------------------------
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                            -------------------------------------------------------


                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                             Date _______________, 2004


------------------------------------------------------------------------------------------------------------------------------------


Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                                      FOR               AGAINST           ABSTAIN
1.       To approve an Investment Management Agreement between the
         Trust, on behalf of the Fund, and Delaware Management Company                |_|                 |_|               |_|

2.       To approve a Sub-Advisory Agreement between Delaware Management
         Company and Delaware International Advisers Ltd.                             |_|                 |_|               |_|










                                                 PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
DELAWARE INTERNATIONAL VALUE EQUITY FUND                                         JOINT SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust
(as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                         THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                         SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE
                                                                         ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE AND
                                                                         SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO
                                                                         AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE
                                                                         SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                         SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                         TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                         SUCH.

                                                                            -------------------------------------------------------
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                            -------------------------------------------------------


                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                             Date _______________, 2004


------------------------------------------------------------------------------------------------------------------------------------


Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                                      FOR               AGAINST           ABSTAIN
1.       To approve an Investment Management Agreement between the
         Trust, on behalf of the Fund, and Delaware Management Company                |_|                 |_|               |_|

2.       To approve a Sub-Advisory Agreement between Delaware Management
         Company and Delaware International Advisers Ltd.                              |_|                 |_|               |_|












                                                 PLEASE SIGN AND DATE ON THE REVERSE SIDE.
